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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       October 28, 2005 (October 28, 2005)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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   DELAWARE                        0-23317                       06-1411336
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  (State of                      (Commission                   (IRS Employer
Incorporation)                   File Number)             Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 2.              FINANCIAL INFORMATION

Item 2.02.              Results of Operations and Financial Condition

On October 28, 2005, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the third quarter ended September 30, 2005.

A copy of the Company's press release is attached hereto as Exhibit 99.1.


Item 2.06.              Material Impairment

On September 22, 2005, the Company determined that the value of the goodwill asset that resulted from the April 1, 2003 acquisition of TherImmune Research Corporation, now Gene Logic Laboratories Inc. ("Labs"), the Company's Nonclinical Services business, was impaired. Upon the completion of the required testing, analysis and review of the Company's forecasts as well as a full review of the valuation provided by the Company's third-party valuation specialist, on October 27, 2005 the Company has determined the value of the goodwill impairment to be $32.8 million, which it has recorded as a non-cash expense on its financial statements. Previously, the Nonclinical Services goodwill was valued at $43 million. The Company does not expect that this impairment will result in any future cash expenditures.

A discussion of this impairment to goodwill is included in the October 28, 2005 press release announcing the Company's operating results for the third quarter ended September 30, 2005, a copy of which is attached hereto as Exhibit 99.1.




SECTION 8.              OTHER EVENTS

Item 8.01.              Other Events

On October 28, 2005, as part of the Company's disclosure regarding financial results for the third quarter ended September 30, 2005, the Company updated its financial guidance. Details of this guidance are included in the press release attached hereto as Exhibit 99.1.




SECTION 9.              FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.              Financial Statements and Exhibits.

(c)     Exhibits

Exhibit Number   Description
--------------   --------------------------------------------------------------

    99.1         Press Release issued by Gene Logic Inc. dated October 28, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gene Logic Inc.


                                            By:  /s/ Philip L. Rohrer Jr.
                                                 ------------------------
                                                     Philip L. Rohrer, Jr.
                                                     Chief Financial Officer


Dated: October 28, 2005



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                                  EXHIBIT INDEX



Exhibit Number   Description
--------------   ---------------------------------------------------------------

    99.1         Press Release issued by Gene Logic Inc. dated October 28, 2005.







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